UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 3, 2013
MOBETIZE CORP.
(Exact name of registrant as specified in its charter)
Nevada	333-181747	99-0373704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Bay View Drive, Point Roberts, Washington, United States		98281
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(206) 347-4515
3050 Erin Centre Blvd, Unit 69, Mississauga, Ontario L5M 0P5, Canada
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*Explanatory Note: Mobetize Corp. (“we”, “us”, “our” or “our company”) are filing this Current Report on Form 8-K to amend our Current Report on Form 8-K originally submitted on September 16, 2013. As the original filing included our incorrect address, this amendment includes our correct address. The rest of the Current Report submitted on September 16, 2013 remains unchanged.

ITEM 4.01           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)                 Our previous independent registered public accounting firm:

                               (i)            On September 3, 2013, our company formally informed KLJ & Associates, LLP of their dismissal as our company’s independent registered public accounting firm.

                             (ii)            The report of KLJ & Associates, LLP on our company’s financial statements as of and for the fiscal year ended March 31, 2013 contained no adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles except to indicate that there was substantial doubt about our company’s ability to continue as a going concern. Our financial statements for the period from February 23, 2012 (date of inception) to March 31, 2012 were audited by other auditors who terminated their services with us on April 18, 2013.

                            (iii)            Our company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

                           (iv)            During the most recent fiscal year ended March 31, 2013 and through the subsequent interim period to September 3, 2013 (the date of change in accountants), there have been no disagreements with KLJ & Associates, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KLJ & Associates, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  Our financial statements for the period from February 23, 2012 (date of inception) to March 31, 2012 were audited by other auditors who terminated their services with us on April 18, 2013.

                             (v)            Our company has requested that KLJ & Associates, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  The letter of KLJ & Associates, LLPis incorporated into this report as Exhibit 16.1.

(b)                 New independent registered public accounting firm:

On September 4, 2013, our company engaged De Joya Griffith, LLC as its new independent registered public accounting firm.  During the most recent fiscal year of March 31, 2013 and the period from February 23, 2012 (date of inception) to March 31, 2012 our company had not consulted with De Joya Griffith, LLC regarding any of the following:

                               (i)            The application of accounting principles to a specific transaction, either completed or proposed;

                             (ii)            The type of audit opinion that might be rendered on our company’s financialstatements, and none of the following was provided to our company:  (a) a written report, or (b) oral advice was provided that De Joya Griffith, LLC concluded was an important factor considered by our company in reaching a decision as to accounting, auditing or financial reporting issue; or

                            (iii)            Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from KLJ & Associates, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBETIZE CORP.
By: /s/ Stephen Fowler
Stephen Fowler
President and Director

Date:	September 16, 2013